SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                         FORM 8-K/A


                       CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report): September 30, 1999


                  DEVON ENERGY CORPORATION
   (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                        001-30176            73-1567067
(State or Other Jurisdiction of   (Commission File Number)   (IRS Employer
Incorporation or Organization)                            Identification Number)


      20 NORTH BROADWAY, SUITE 1500, OKLAHOMA CITY, OK     73102
          (Address of Principal Executive Offices)      (Zip Code)


 Registrant's telephone number, including area code:   (405) 235-3611











                      Page 1 of 2 pages
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Item 5.      Other Events

     On October 1, 1999, Devon Energy Corporation ("Devon") filed a Current Report on Form 8-K that contained revisions to its previously disclosed forward-looking information for the year 1999. The second sentence under the heading "Interest Expense" on page 6 of the October 1 Form 8-K read as follows: "However, including the debt assumed in the PennzEnergy merger, Devon's September 30, 1999, debt balance includes $1.8 billion with fixed interest rates and only $0.2 million with floating interest rates." This sentence is hereby revised to read as follows: "However, including the debt assumed in the PennzEnergy merger, Devon's September 30, 1999, debt balance includes $1.8 billion with fixed interest rates and only $0.2 billion with floating interest rates."


                         SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                              DEVON ENERGY CORPORATION



                              By:  /s/ Danny J. Heatly
                                   Vice President - Accounting


Date:     October 4, 1999